Long-term Debt:	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Long-term Debt [Text Block]

14. Long-term Debt:

Long-term debt comprises:

	December 31,
(In thousands of U.S. dollars)	2010	2011

Oseo Anvar loans (a)	1,894	1,807
French Ministry of Research (b)	1,970	1,908
Total	3,864	3,715
Current portion	2,317	2,026
Long-term portion	1,547	1,689

(a) OSEO Anvar is an agency of the French government that provides financing to French companies for research and development. At December 31, 2010 and 2011, the Company had outstanding loans from Anvar of $1,894,000 and $1,807,000, respectively for various programs. In 2011, the Company received $422,000 for one of these projects These loans do not bear interest and are repayable only in the event the research project is technically or commercially successful. Potential repayment is scheduled to occur from 2012 through 2017.

(b) In 2002, the Company received a loan of $464,000 from the French Ministry of Research on a research project (the “Proteozome” project) related to the development of new Medusa applications. Pursuant to the agreement, the Company is granted a loan equal to 50% of the total expenses incurred on this project over a three-year period beginning on January 2, 2002. The remainder of the advance of $1,707,000 was received in 2005. This loan is due for repayment in 2012. The loan is non-interest bearing and is repayable only in the event the research project is technically or commercially successful.

Total future payments on long-term debt for the years ending December 31 (assuming the underlying projects are commercially or technically successful for governmental research loans) are as follows:

(In thousands of U.S. dollars)	December 31,

2012	2,026
2013	303
2014	445
2015	421
2016	384
2017	136
2018	-
3,715